UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2004 (July 16, 2004)

Monarch Community Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland State or other jurisdiction of Incorporation	000-49814 (Commission File Number)	04-3627031 (IRS Employer Identification No.)

375 North Willowbrook Road, Coldwater, MI 49036
(Address of principal executive offices) (Zip Code)

(517) 278-4566
(Registrant’s telephone number, including area code)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
Press Release, dated July 16, 2004

Item 5.             Other Events.

On July 16, 2004, Monarch Community Bancorp, Inc. issued a news release to announce the resignation of the Company’s Chairman and Director, Frank M. Tripp, effective August 1, 2004 and the appointment of its new Chairman, Director Stephen Millard Ross, effective upon Mr. Tripp’s resignation. The release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.             Financial Statements and Exhibits.

       (c)      Exhibits.

     Exhibit Number

99.1	Press Release, dated July 16, 2004 issued by Monarch Community Bancorp, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH COMMUNITY BANCORP, INC.
Dated: July 16, 2004	/s/William C. Kurtz
William C. Kurtz
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated July 16, 2004 issued by Monarch Community Bancorp, Inc.